Exhibit 10.2
BRITISH COLUMBIA Ministry of Employment and Investment Energy and Minerals Division Mineral Titles Branch Mineral Tenure Act Section 57 & 58 BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☒ Mineral      ❒ Placer

MINING DIVISION: Clinton
SELLER I, Chita Creek Exploration Ltd. Suite #100, 265 25th Street West Vancouver, BC V7V 4H9 604-926-6098 Client Number: 141176	PURCHASER Banner Exploration Ltd. Suite #302 - 2484 Haywood Avenue West Vancouver, BC V7V 1Y1 604-813-6098 Client Number: 200529

For and in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:
CLAIM NUMBER OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
CHITA	358185	100%
RED #1	358186	100.0000
RED #2	358187	100.0000
CHITA #2	358188	100.0000
CHITA #3	358189	100.0000
CHITA #5	360745	100.0000
CHITA #6	360746	100.0000
March 18/05 ______________________ (Signature of Witness)

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

/s/ James H. Disher, President
(Signature of Seller)*

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.